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                                                                    EXHIBIT 10.2


                                  CLASS A NOTE

                            USRP FUNDING 2001-A, L.P.
                         TRIPLE NET LEASE MORTGAGE NOTES


Note Interest Rate: Adjustable                      Note Principal Balance of
                                                    the Class A Notes as of the
                                                    Closing Date:
$175,000,000.00

Date of Indenture:  As of January 9, 2001           Initial Note Principal
                                                    Balance of this Class A Note
                                                    as of the Closing Date:
                                                    $175,000,000.00

Closing Date: January 9, 2001                       Initial Aggregate Note
                                                    Principal Balance as of the
                                                    Closing Date:
                                                    $175,000,000.00

First Payment Date:  January 22, 2001               Stated Maturity: July 9,
                                                    2001, unless extended in
                                                    accordance with Section 2.03
                                                    of the Indenture

Issuer:  USRP Funding 2001-A, L.P.                  Registered Holder: Bank of
                                                    America Mortgage Capital
                                                    Corporation


Indenture Trustee:
Wells Fargo Bank Minnesota, N.A.


Note No. 1


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THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE
ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). ANY SALE, OFFER, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY TO A NON-U.S. PERSON PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR A PERSON WHO THE SELLER REASONABLY BELIEVES IS (I) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION OR (II) AN INSTITUTIONAL ACCREDITED INVESTOR AS SPECIFIED IN RULE 501(A)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 2.05 OF THE INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 2.05 OF THE INDENTURE REFERRED TO HEREIN.

NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                     This certifies that the Registered Holder is the registered owner of this Note which is one of a series of notes (collectively, the "Notes") issued by the Issuer referred to above pursuant to the Indenture, dated as of January 9, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Notes (the "Noteholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

                     The Issuer, for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the principal sum of $175,000,000 no later than July 9, 2001, unless such date is extended to no later than December 31, 2001 in accordance with Section 2.03 of the Indenture.

                     Pursuant to the terms of the Indenture, payments will be made on the Notes, pro rata among all of the Notes based on their respective Note Principal Balance, on the 20th day of each month or, if any such day is not a business day, then on the next succeeding business day (each, a " Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the related Record Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Noteholder shall


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have provided the Indenture Trustee with wiring instructions prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Noteholder as it appears in the Note Register. Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                     Any payment to the Holder of this Note in reduction of the Note Principal Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Note.

                     The Notes are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes in authorized denominations evidencing the same aggregate Note Principal Balance, as requested by the Holder surrendering the same.

                     No transfer, sale, pledge or other disposition of this Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) (i) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit C-1A of the Indenture or such other certification reasonably acceptable to the Indenture Trustee; or (ii) a certificate from such Noteholder substantially in the form attached as Exhibit C-1B of the Indenture or such other certification reasonably acceptable to the Indenture Trustee and a certificate from such Noteholder's prospective transferee substantially in the form attached hereto as Exhibit C-2A or C-2B of the Indenture or such other certification reasonably acceptable to the Indenture Trustee; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel will not be an expense of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder's prospective transferee on which such opinion of counsel is based.

                     Any purchaser of this Note will be deemed to have represented that either (a) it is not an ERISA Plan, an IRA or a Keogh Plan and is not purchasing this Note by or on behalf of or with "plan assets" of an ERISA Plan, an IRA or a Keogh Plan or (b) the purchase of this Note by or on behalf of or with "plan assets" of an ERISA Plan, an IRA or a Keogh Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

                     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes in authorized denominations evidencing the same aggregate Note Principal Balance will be issued to the designated transferee or transferees.

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                     No service charge will be imposed for any registration of
transfer or exchange of this Note, but the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

                     The Issuer, the Indenture Trustee, the Note Registrar and any agent thereof may treat the Person in whose name this Note is registered as the issuer hereof for all purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

                     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Notes other than Notes which have been mutilated, lost or stolen and have been replaced or paid and Notes for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Notes not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Notes and
(b) the Issuer shall have paid all other amounts payable under the Indenture.

                     Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

                     This Note shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

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                     IN WITNESS WHEREOF, the Issuer has caused this instrument
to be duly executed.

Dated:  January 9, 2001

                                           USRP FUNDING 2001-A, L.P.
                                           By:   USRP (SFGP), LLC

                                           By: /s/ FRED H. MARGOLIN
                                              ----------------------------------
                                           Name:   Fred H. Margolin
                                           Title:  Manager


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                          CERTIFICATE OF AUTHENTICATION

                     This is one of the Class A Notes referred to in the within-mentioned Indenture.

Dated:  January 9, 2001

                                          WELLS FARGO BANK MINNESOTA, N.A.
                                          as Indenture Trustee



                                          By:
                                             -----------------------------------
                                                      Authorized Officer

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                                   ASSIGNMENT

                     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the within Note and hereby authorize(s) the registration of transfer of such Note to assignee on the Note Register.

                     I (we) further direct the Note Registrar to issue a new Note of a like Note Principal Balance to the above named assignee and deliver such Note to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dated:


                              Signature by or on behalf of Assignor


                              Signature Guaranteed


                              PAYMENT INSTRUCTIONS


                     The Assignee should include the following for purposes of payment:

                     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
________________________________________________________________________________
______________________________________________________________for the account of
________________________________________________________________________.

                     Payments made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ____________________________________________________________.

                     This information is provided by _________________________, the Assignee named above, or ____________________________________, as its agent.